EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, William R. McDermott, Chief Executive Officer of ServiceNow, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

•the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2026
/s/ William R. McDermott
William R. McDermott Chief Executive Officer (Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to ServiceNow, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.